UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 1, 2020

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Selective Insurance Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 29, 2020. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 25, 2020.

1.       The Company’s stockholders elected, by a majority of the votes cast, each of the thirteen nominees to the Board of Directors for a term of one-year, as follows:

Director	For	Against	Abstain	Broker Non-Votes
John C. Burville	46,355,165	1,106,475	29,367	4,892,650
Terrence W. Cavanaugh	47,105,477	355,621	29,909	4,892,650
Robert Kelly Doherty	47,247,932	213,901	29,174	4,892,650
John J. Marchioni	46,924,232	536,600	30,175	4,892,650
Thomas A. McCarthy	47,235,656	225,782	29,569	4,892,650
H. Elizabeth Mitchell	46,583,763	878,077	29,167	4,892,650
Michael J. Morrissey	45,830,898	1,630,797	29,312	4,892,650
Gregory E. Murphy	46,517,442	943,720	29,845	4,892,650
Cynthia S. Nicholson	46,091,992	1,369,111	29,904	4,892,650
William M. Rue	46,656,274	804,630	30,103	4,892,650
John S. Scheid	47,242,296	218,809	29,902	4,892,650
J. Brian Thebault	45,601,371	1,860,469	29,167	4,892,650
Philip H. Urban	46,585,056	876,585	29,366	4,892,650

2.       The Company’s stockholders voted to approve, on an advisory basis, the 2019 compensation of the named executive officers as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders, as follows:

For	Against	Abstain	Broker Non-Votes
46,271,850	1,074,197	144,960	4,892,650

3.       The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

For	Against	Abstain
51,190,969	1,169,289	23,399

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	May 1, 2020	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel